                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 18, 2002


                               OmniSky Corporation

             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware

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                 (State or Other Jurisdiction of Incorporation)


            000-31471                                    77-0516363
------------------------------------        ------------------------------------
    (Commission File Number)                (IRS Employer Identification Number)



                     One Market Street, Spear Tower, Suite 3600
                           San Francisco, California 94105
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                    (Address of Principal Executive Offices)


                                 (415) 293-7666

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              (Registrant's Telephone Number, Including Area Code)
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ITEM 5. OTHER EVENTS

      On October 18, 2002, OmniSky Corporation, OmniSky International, LLC, Norway Acquisition Corporation and NomadIQ, Inc., debtors-in-possession, in chapter 11 case nos. 01-33125-SFM-11 (Lead Case), 01-33126-SMF-11,
01-33127-SFM-11 and 01-33128-SFM-11 (Jointly Administered), filed a monthly operating report for the month of September 2002 with the United States Bankruptcy Court for the Northern District of California in San Francisco, California, a copy of which is filed herewith as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.



      Exhibit

      Number                             Description

--------------------------------------------------------------------------------
99.1                  Chapter 11 Monthly Operating Report for September 2002
                      filed on October 18, 2002 by OmniSky Corporation, OmniSky
                      International, LLC, Norway Acquisition Corporation and
                      NomadIQ, Inc., debtors-in-possession, in chapter 11 case
                      nos. 01-33125-SFM-11 (Lead Case), 01-33126-SMF-11,
                      01-33127-SFM-11 and 01-33128-SFM-11 (Jointly
                      Administered), with the United States Bankruptcy Court for the Northern District of California in San Francisco,
                      California.
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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2002              OMNISKY CORPORATION


                                    By: /s/ Michael Malesardi

                                        ----------------------------------------

                                    Name: Michael Malesardi

                                          --------------------------------------

                                    Title: Chief Financial Officer and Co-Chief
                                           Restructuring Officer

                                           -------------------------------------


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                                  EXHIBIT INDEX

Exhibit
Number                         Description
--------------------------------------------------------------------------------
99.1       Chapter 11 Monthly Operating Report for September 2002 filed on
           October 18, 2002 by OmniSky Corporation, OmniSky International, LLC,
           Norway Acquisition Corporation and NomadIQ, Inc.,
           debtors-in-possession, in chapter 11 case nos. 01-33125-SFM-11 (Lead
           Case), 01-33126-SMF-11, 01-33127-SFM-11 and 01-33128-SFM-11 (Jointly
           Administered), with the United States Bankruptcy Court for the
           Northern District of California in San Francisco, California.

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